TIAA-CREF LIFE FUNDS

SUPPLEMENT NO. 4
dated December 19, 2013
to the Statement of Additional Information
dated May 1, 2013, as supplemented June 24, 2013,
September 23, 2013 and November 11, 2013
(collectively, the “SAI”)

Effective as of January 1, 2014, certain changes are being made to the section on the disclosure of portfolio holdings in the SAI. Accordingly, the following hereby replaces in its entirety the first three paragraphs under the section entitled “Disclosure of Portfolio Holdings” beginning on page B-20 of the SAI:

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures of Fund portfolio holdings that are consistent with the best interests of Fund shareholders. Fund portfolio holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of a Fund’s market value. As a general rule, except as described below, the Fund and Advisors will not disclose each Fund’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than the 20th day following month-end. The Fund may disclose its portfolio holdings to all third parties who request it after that period.

With respect to the Money Market Fund, the Fund posts on its website (www.tiaa-cref.org) the Fund’s portfolio holdings as of the last business day of each calendar month within five business days after the end of such month. Such postings will remain accessible on the Fund’s website for at least six calendar months.

The Trust and Advisors may disclose each Fund’s portfolio holdings to third parties outside the time restrictions described above as follows:

•	The ten largest portfolio holdings of any Fund and all holdings of any fund of funds may be disclosed to third parties ten days after the end of the calendar month. Individual securities outside of the top ten that were materially positive or negative detractors to fund performance may also be distributed in broadly disseminated portfolio commentaries beginning ten days after the end of the calendar month.

•	Fund portfolio holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of the Fund’s or Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Managing Director and General Counsel or above.

•	Fund portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

•	Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holdings information to that third party is:

• approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Executive Vice President or above; and

• approved by an individual holding the title of Managing Director and General Counsel or above; and

• reported to the Fund’s and Advisors’ Chief Compliance Officer; and

	•	subject to a written confidentiality agreement between the recipient and Advisors under which the third party agrees not to trade on the information provided.

•	As may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the Fund invests.

A14244 (12/13)